SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2002

EDUCATION LENDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29995	33-0851387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12760 High Bluff Drive, Suite 210, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 793-4151

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On October 18, 2002, Education Funding Resources, LLC (“EFR”), an indirect wholly-owned subsidiary of Education Lending Group, Inc., completed a $500,000,000 conduit facility among EFR, as issuer, Corporate Receivables Corporation, Corporate Asset Funding Company, Inc. and certain other financial institutions, as lenders, Citicorp North America, Inc., as agent for the lenders, Fifth Third Bank, as indenture trustee and as eligible lender trustee, and Education Lending Services, Inc., as master servicer. The conduit facility will be used for the purchase and origination of both FFELP and private loans. The press release announcing this transaction is filed with this Form 8-K and is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION LENDING GROUP, INC.

By:	/s/ ROBERT DEROSE
Robert deRose Chief Executive Officer

Date: October 23, 2002

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated October 23, 2002

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